                                                                     Rule 497(e)
                                                             File Nos. 333-46389
                                                                       811-08645
Prospectus                    SELECT TEN PLUS
                          FLEXIBLE PREMIUM VARIABLE ANNUITY*
                      issued by INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes a flexible premium variable annuity offered by Integrity Life Insurance Company, an indirect wholly owned subsidiary of ARM Financial Group, Inc. The individual contracts and group certificates (CONTRACTS) offered by this prospectus provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. The contracts are funded by Separate Account Ten. Contributions under the contracts are allocated to the next available investment division of Separate Account Ten. There is no sales load on the contracts.

Contributions to Separate Account Ten are allocated to its Select Ten Plus Division March, Select Ten Plus Division June, Select Ten Plus Division September, or Select Ten Plus Division December (each a SELECT TEN PLUS DIVISION or a DIVISION, and collectively, the SELECT TEN PLUS DIVISIONS or the DIVISIONS), which invest directly in securities. This prospectus describes the contract, provides background information regarding Separate Account Ten and provides information regarding the investment activities and operations of the Divisions, including their investment policies.

We currently offer a Short Term Account (STA) in connection with contributions to the Divisions. Contributions in the STA accumulate at a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOUR CONTRIBUTIONS ARE HELD IN THE STA UNTIL THEY ARE TRANSFERRED TO THE NEXT AVAILABLE SELECT TEN PLUS DIVISION. ALL ASSETS IN THE STA ARE TRANSFERRED TO THE NEXT AVAILABLE SELECT TEN PLUS DIVISION ON A QUARTERLY BASIS.

This prospectus contains information about the contracts that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference.

For further information and assistance, you should contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. The express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202-3319. You may also call the following toll-free number: 1-800-325-8583.

Registration statements relating to the contracts, which include a Statement of Additional Information (SAI) dated July 29, 1998, have been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A copy of the SAI is available free of charge by writing to or calling our Administrative Office. A table of contents for the SAI follows the table of contents for this prospectus.

* NOTE: CONTRACTS ISSUED IN THE STATE OF OREGON WILL BE SINGLE PREMIUM VARIABLE ANNUITIES RATHER THAN FLEXIBLE PREMIUM VARIABLE ANNUITIES. ALL REFERENCES TO FLEXIBLE CONTRIBUTIONS ARE SINGLE CONTRIBUTIONS FOR THIS STATE.

THE CONTRACTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC. THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is July 29, 1998.

                                  TABLE OF CONTENTS

                                                                      PAGE

SECTION 1 - SUMMARY

Your Variable Annuity Contract . . . . . . . . . . . . . . . . . . . . . .5
Your Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
How Your Contract is Taxed . . . . . . . . . . . . . . . . . . . . . . . .5
Your Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Account Value and Cash Value . . . . . . . . . . . . . . . . . . . . . . .5
Charges and Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .6
Your Initial Right to Revoke . . . . . . . . . . . . . . . . . . . . . . .6
Table of Annual Fees and Expenses. . . . . . . . . . . . . . . . . . . . .6
Financial Information. . . . . . . . . . . . . . . . . . . . . . . . . . .7

SECTION 2 - INTEGRITY AND SEPARATE ACCOUNT TEN

Integrity Life Insurance Company . . . . . . . . . . . . . . . . . . . . .8
Separate Account Ten . . . . . . . . . . . . . . . . . . . . . . . . . . .8
Assets of Separate Account Ten . . . . . . . . . . . . . . . . . . . . . .8
Changes In How We Operate. . . . . . . . . . . . . . . . . . . . . . . . .8

SECTION 3 - YOUR INVESTMENT OPTIONS

The Select Ten Plus Divisions. . . . . . . . . . . . . . . . . . . . . . .9
Short Term Account . . . . . . . . . . . . . . . . . . . . . . . . . . . .9

SECTION 4 - THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

Investment Strategy. . . . . . . . . . . . . . . . . . . . . . . . . . . .9
Investment Objective and Policies. . . . . . . . . . . . . . . . . . . . 11
Performance Information. . . . . . . . . . . . . . . . . . . . . . . . . 12
Risk Factors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . . . 15

SECTION 5 - MANAGEMENT OF SEPARATE ACCOUNT TEN

Board of Managers of Separate Account Ten. . . . . . . . . . . . . . . . 16
The Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . 16
The Sub-Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

SECTION 6 - DEDUCTIONS AND CHARGES

Separate Account Charges . . . . . . . . . . . . . . . . . . . . . . . . 17
Annual Administrative Charge . . . . . . . . . . . . . . . . . . . . . . 17
Division Charges . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17
State Premium Tax Deduction. . . . . . . . . . . . . . . . . . . . . . . 17
Tax Reserve. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18

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SECTION 7 - TERMS OF PINNACLE YOUR VARIABLE ANNUITY

Contributions Under Your Contract. . . . . . . . . . . . . . . . . . . . 18
Your Account Value . . . . . . . . . . . . . . . . . . . . . . . . . . . 18
Your Purchase of Units in Separate Account Ten . . . . . . . . . . . . . 18
How We Determine Unit Value. . . . . . . . . . . . . . . . . . . . . . . 19
Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19
Death Benefits and Similar Benefit Distributions . . . . . . . . . . . . 20
Annuity Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
Annuities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
Annuity Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
Timing of Payment. . . . . . . . . . . . . . . . . . . . . . . . . . . . 21
How You Make Requests and Give Instructions. . . . . . . . . . . . . . . 22

SECTION 8 - VOTING RIGHTS

How We Determine Your Voting Shares. . . . . . . . . . . . . . . . . . . 22
How Separate Account Ten Interests Are Voted . . . . . . . . . . . . . . 22
Separate Account Voting Rights . . . . . . . . . . . . . . . . . . . . . 22

SECTION 9 - TAX ASPECTS OF THE CONTRACTS

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22
Tax Status of Integrity. . . . . . . . . . . . . . . . . . . . . . . . . 23
Your Contract is an Annuity. . . . . . . . . . . . . . . . . . . . . . . 23
Taxation of Annuities Generally. . . . . . . . . . . . . . . . . . . . . 23
Distribution-at-Death Rules. . . . . . . . . . . . . . . . . . . . . . . 24
Diversification Standards. . . . . . . . . . . . . . . . . . . . . . . . 24
Tax-Favored Retirement Programs. . . . . . . . . . . . . . . . . . . . . 25
  Individual Retirement Annuities. . . . . . . . . . . . . . . . . . . . 25
  Tax Sheltered Annuities. . . . . . . . . . . . . . . . . . . . . . . . 25
  Simplified Employee Pensions . . . . . . . . . . . . . . . . . . . . . 26
  Corporate and Self-Employed (H.R. 10 and Keogh) Pension
   and Profit Sharing Plans. . . . . . . . . . . . . . . . . . . . . . . 26
  Deferred Compensation Plans of State and Local Governments and
   Tax-Exempt Organizations. . . . . . . . . . . . . . . . . . . . . . . 26
Distributions Under Tax-Favored Retirement Programs. . . . . . . . . . . 26
Federal and State Income Tax Withholding . . . . . . . . . . . . . . . . 27
Impact of Taxes on Integrity . . . . . . . . . . . . . . . . . . . . . . 27
Transfers from the STA to the Divisions. . . . . . . . . . . . . . . . . 27

SECTION 10 - ADDITIONAL INFORMATION

Systematic Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . 28
Income Plus Withdrawal Program . . . . . . . . . . . . . . . . . . . . . 28


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SAI TABLE OF CONTENTS

Part 1 -   Integrity and Custodian
Part 2 -   Distribution of the Contracts
Part 3 -   Investment Restrictions and Policies of the Select Ten Plus Divisions
Part 4 -   Management of Separate Account Ten
Part 5 -   Portfolio Transactions and Brokerage
Part 6 -   Performance Information
Part 7 -   Determination of Accumulation Unit Values
Part 8 -   Determination of Annuity Unit Values
Part 9 -   Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY  40201-0074
ATTN: Request for SAI of Separate Account Ten

Name:
     --------------------------------------------
Address:
-------------------------------------------------
City:                                 State:          Zip:
     --------------------------------       ---------     -----------------

SECTION 1 -- SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

In this prospectus, WE, OUR and US mean Integrity Life Insurance Company (INTEGRITY), an indirect wholly owned subsidiary of ARM Financial Group, Inc.
(ARM). We offer individual variable annuity contracts. In certain states, we offer certificates under a group variable annuity contract instead of contracts. When we use the words contract or certificate, we are referring to both the individual contracts and the group certificates.

You can invest for retirement by purchasing a contract if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. In this prospectus, YOU and YOUR mean the Annuitant, the person upon whose life the annuity benefit and the death benefit are based, usually the Owner of the contract. If the Annuitant does not own the contract, all of the rights under the contract belong to the Owner until annuity payments begin. If a Joint Owner is named, the contract rights are shared with the Owner. Contract changes or any transactions allowed under the contract require both signatures. The rules governing distribution at death apply when the first Owner dies. See "Distribution-at-Death Rules" in
Section 9.

Your retirement or endowment date (RETIREMENT DATE) will be no later than your 98th birthday or earlier, if required by law, unless you notify us of a different date.

YOUR BENEFITS

Your contract provides an Account Value, an annuity benefit, and a death benefit. See "Your Account Value," "Death Benefits and Similar Benefit Distributions" and "Annuity Benefits" in Section 7.

Your benefits may be received under a contract subject to the usual rules for taxation of annuities, including the tax-deferral of earnings until withdrawal. The contract also can provide your benefits under certain tax-favored retirement programs, which are subject to special rules covering such matters as eligibility and contribution amounts. See Section 9, "Tax Aspects of the Contracts" for detailed information.

HOW YOUR CONTRACT IS TAXED

Under current law, any increases in the value of your contributions to your contract are tax deferred and will not be included in your taxable income until withdrawn. See Section 9, "Tax Aspects of the Contracts."

YOUR CONTRIBUTIONS

The minimum initial contribution in most states is currently $1,000. Minimum initial contribution for residents of Pennsylvania and South Carolina is $3,000. Subsequent contributions of at least $100 can be made. Special rules for lower minimum initial and subsequent contributions apply for certain tax-favored retirement plans. See "Contributions Under Your Contract" in Section 7.

ACCOUNT VALUE AND CASH VALUE

The sum of your values in the Divisions and/or the STA is referred to as the ACCOUNT VALUE. Your CASH VALUE is equal to your Account Value, reduced by the pro rata portion of the annual administrative charge, if applicable. See "Charges and Fees" below.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year prior to your Retirement Date, an annual administrative expense charge of $30 is deducted from your contract. See Section 6, "Deductions and Charges."

A charge at an effective annual rate of 1.35% of the Account Value of the assets in each Division is made daily. We make this charge to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charge will never be greater than an effective annual rate of 1.35% of the Account Value of the assets in each Division. See Section 6, "Deductions and Charges."

Investment management fees and other expenses are deducted from amounts invested in the Divisions. Investment management fees of a Division cannot be increased without the consent of its shareholders. See "Table of Annual Fees and Expenses" below and the discussion relating to the investment adviser and sub-adviser in Section 5.

For providing investment management services to the Divisions, Integrity Capital Advisors, Inc. (INTEGRITY CAPITAL ADVISORS) will receive a monthly fee based on an annual rate of .50% of each Division's average daily net assets. Integrity Capital Advisors will pay a portion of those fees to National Asset Management Corporation (NATIONAL ASSET) for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million and .05% of the Divisions' average daily net assets in excess of $100 million. Integrity Capital Advisors has guaranteed it will pay National Asset a minimum sub-advisory fee of $25,000 during the Divisions' first year of operations.

WITHDRAWALS

You may make an unlimited number of withdrawals from your contract as frequently as you wish. Each withdrawal must be for at least $300. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Section 9, "Tax Aspects of the Contracts." For Pennsylvania and South Carolina residents, a $3,000 minimum account balance is required to remain in your contract after any withdrawal.

YOUR INITIAL RIGHT TO REVOKE

Within ten days after you receive your contract, you may cancel it by returning it to our Administrative Office. The 10-day period may be extended if required by state law. We will refund all your contributions with an adjustment for any investment gain or loss on the contributions put into each Division from the date units were purchased until the date your contract is received by us, including any charges deducted. If state law instead requires a refund of your contributions without any adjustment, we will return that amount to you.

TABLE OF ANNUAL FEES AND EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES
     Sales Load on Purchases...................................$0
     Deferred Sales Load.......................................$0
     Annual Administrative Charge (1)........................ $30

Annual Expenses of Separate Account Ten
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (2)

     Mortality and Expense Risk Charge.......................1.20%
     Administrative Expenses................................  .15%
                                                             -----
     Total Separate Account Annual Expenses................. 1.35%
                                                             -----
                                                             -----

Division Annual Expenses After Reimbursement
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

     Management Fees (3)..................................... .50%
                                                             -----
     Other Expenses (4)...................................... .35%
                                                             -----
     Total Annual Expenses................................... .85%
                                                             -----
                                                             -----


-------------------------
(1) The annual administrative charge is $30. This charge applies only if the Account Value is less than $50,000 at the end of any contract year prior to your Retirement Date. See "Annual Administrative Charge" in Section 6.

(2)  See "Separate Account Charges" in Section 6.

(3) Integrity Capital Advisors will pay a portion of its management fee to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million and .05% of the Divisions' average daily net assets in excess of $100 million. Integrity Capital Advisors has guaranteed it will pay National Asset a minimum sub-advisory fee of $25,000 during the Divisions' first year of operations.

(4) Integrity Capital Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of the Division's average net assets. Absent such reimbursement, Integrity Capital Advisors estimates that operating expenses would be approximately .35%. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Divisions, but has no current intention to do so during 1998.

EXAMPLES

The examples below show the expenses that would be borne by the Annuitant per $1,000 investment, assuming a $60,000 average contract value and a 5% annual rate of return on assets.

CUMULATIVE EXPENSES PER $1,000 INVESTMENT WHETHER YOU ELECT THE NORMAL FORM OF ANNUITY, SURRENDER OR CONTINUE YOUR CONTRACT AT THE END OF THE APPLICABLE
PERIOD:


                                        1 YEAR    3 YEARS   5 YEARS   10 YEARS

                                        ------    -------   -------   --------
Select Ten Plus Division - March        $20.48    $63.20    $108.38   $233.07
Select Ten Plus Division - June         $20.48    $63.20    $108.38   $233.07
Select Ten Plus Division - September    $20.48    $63.20    $108.38   $233.07
Select Ten Plus Division - December     $20.48    $63.20    $108.38   $233.07


These examples assume the current level of fixed charges that are borne by Separate Account Ten and the investment management fees and estimated other expenses (after reimbursement) of the Divisions. ACTUAL DIVISION EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance. The table also assumes an estimated $60,000 average contract value, so that the administrative charge per $1,000 of net asset value in Separate Account Ten is $0.50. Such per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are intended to assist your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables reflect expenses of Separate Account Ten as well as those of the Divisions. Premium taxes upon annuitization also may be applicable.

FINANCIAL INFORMATION

No condensed financial information is provided for any of the Divisions because as of December 31, 1997, the Divisions had not commenced operations.

SECTION 2 - INTEGRITY AND SEPARATE ACCOUNT TEN

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Its principal executive offices are located in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 45 states and the District of Columbia. In addition to the contracts, we sell flexible premium annuity contracts with underlying investment options, fixed single premium annuity contracts, and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. We are currently licensed to sell variable contracts in 45 states and the District of Columbia. In addition to issuing annuity products, we have entered into agreements with other insurance companies to provide administrative and investment support for products to be designed, underwritten and sold by these companies.

Integrity is an indirect wholly owned subsidiary of ARM. ARM specializes in the asset accumulation business, providing retail and institutional customers with products and services designed to serve the growing long-term savings and retirement markets. At December 31, 1997, ARM had $6.9 billion of assets under management.

Integrity is currently evaluating, on an ongoing basis, its computer systems and the systems of other companies on which Integrity's operations rely to determine if they will function properly with respect to dates in the year 2000 and beyond. These activities are designed to ensure that there is no adverse effect on Integrity's core business operations. While Integrity believes its planning efforts are adequate to address its year 2000 concerns, there can be no guarantee that the systems of other companies on which Integrity's operations rely will be converted on a timely basis and will not have a material effect on Integrity.

SEPARATE ACCOUNT TEN

Separate Account Ten is established and maintained under the insurance laws of the State of Ohio. Separate Account Ten is registered with the Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (1940
ACT) as a management investment company. Registration with the SEC does not involve any supervision by the SEC of the management or investment policies or practices of Separate Account Ten.

ASSETS OF SEPARATE ACCOUNT TEN

Under Ohio law, we own the assets of Separate Account Ten and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts will participate in Separate Account Ten in proportion to the amounts relating to their contracts. Separate Account Ten's assets supporting the variable portion of these variable contracts may not be used to satisfy liabilities arising out of any other business of ours. Under certain unlikely circumstances, one Division may be liable for claims relating to the operations of another Division.

Income, gains and losses, whether or not realized, from assets allocated to Separate Account Ten are credited to or charged against Separate Account Ten without regard to our other income, gains or losses. We may permit charges owed to us to stay in Separate Account Ten, and thus may participate proportionately in Separate Account Ten. Amounts in Separate Account Ten in excess of reserves and other liabilities belong to us, and we may transfer them to our general account (GENERAL ACCOUNT).

CHANGES IN HOW WE OPERATE

We may modify how we or Separate Account Ten operates, subject to your approval when required by the 1940 Act or other applicable law or regulation. You will be notified if any changes result in a material change in the investments of a Division. WE MAY:

 - add Divisions to or remove Divisions from Separate Account Ten, combine two or more Divisions within Separate Account Ten, or withdraw assets relating to your contract from one Division and put them into another;
 -   register or end the registration of Separate Account Ten under the 1940
     Act;

 - operate Separate Account Ten under the direction of a committee or discharge such a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);
 - restrict or eliminate any voting rights of Owners or others who have voting rights that affect Separate Account Ten;
 - operate Separate Account Ten or one or more of the Divisions in any other form the law allows. We may make any legal investments we wish. In choosing these investments, we will rely on our own or outside counsel for advice.

SECTION 3 - YOUR INVESTMENT OPTIONS

THE SELECT TEN PLUS DIVISIONS

Separate Account Ten is currently divided into four Divisions: March, June, September and December. Each Division is a non-diversified investment company which invests directly in securities. There can be no assurance that any Division will meet its investment objective. Separate Account Ten may also offer other securities which are not available through the purchase of the contracts offered by this prospectus.

Integrity Capital Advisors serves as investment adviser of the Divisions and National Asset serves as the sub-adviser of the Divisions. For providing investment management services to the Divisions, Integrity Capital Advisors will receive a monthly fee based on an annual rate of .50% of each Division's average daily net assets. Integrity Capital Advisors will pay a portion of those fees to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million and
 .05% of the Divisions' average daily net assets in excess of $100 million. Integrity Capital Advisors has guaranteed it will pay National Asset a minimum sub-advisory fee of $25,000 during the Divisions' first year of operations.

Integrity Capital Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of the Division's average net assets. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Divisions, but has no current intention to do so during 1998.

FOR COMPLETE INFORMATION ABOUT THE SELECT TEN PLUS DIVISIONS, INCLUDING THE RISKS ASSOCIATED WITH THEIR INVESTMENTS, SEE "INVESTMENT STRATEGY," "INVESTMENT OBJECTIVE AND POLICIES," AND "RISK FACTORS" IN SECTION 4.

SHORT TERM ACCOUNT

A Short Term Account (STA) is used in connection with contributions to the Divisions. The STA guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions within the STA at the time the rate is declared. We guarantee that the STA's effective annual yield will never be less than 3.0%. The STA may not be currently available in some states.

New contributions to a Select Ten Plus Division are held in the STA until the day preceding the next available Investment Date, as described in "Investment Strategy" in Section 4. All assets in the STA are transferred to the next available Select Ten Plus Division on a quarterly basis. Transfers into the STA from the Divisions are not permitted. We reserve the right to hold new contributions received less than five Business Days before any Investment Date in the STA until the next following Investment Date.

SECTION 4 -- THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

INVESTMENT STRATEGY

The Divisions seek total return by acquiring the ten highest yielding stocks in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for approximately twelve months, with each new Division commencing on the last Business Day of each calendar quarter. At the end of each Division's twelve-month period, the Division's portfolio is restructured to again hold the ten highest yielding stocks in the DJIA in equal weights for the next twelve months. Separate Account Ten may have different investment portfolios, i.e., the four Divisions, operating simultaneously for their respective twelve-month periods.

New contributions and transfers to each of the four Divisions will be invested on only one day of each year (the "Investment Date"), as follows:

          DIVISION                                INVESTMENT DATE
          --------                                ---------------
     Select Ten Plus Division - March        last Business Day of March

     Select Ten Plus Division - June         last Business Day of June

     Select Ten Plus Division - September    last Business Day of September

     Select Ten Plus Division - December     last Business Day of December

The term "equal weights" means that if you invested $100 in a Division, the Division would buy $10 of each of the ten highest yielding stocks. The term "highest yielding stocks" means the yield for each stock calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that stock and dividing the result by the market value of that stock as of the close of the NYSE on the Business Day prior to the Investment Date. This rate is historical, and there is no assurance that any dividends will be declared or paid in the future on the stocks in the Divisions.

The weights of the individual stock positions will not be rebalanced during the year, nor will additional contributions be accepted during any Division's twelve-month holding period. Rather, additional contributions will be invested on the next available Investment Date.

As discussed above, new contributions to a Division will be held in the STA until the day preceding the next available Investment Date. Transfers into the STA from the Divisions are not permitted. We reserve the right to hold contributions received less than five Business Days before any Investment Date in the STA until the next following Investment Date. See also "Short Term Account" in Section 3.

Dividends from stocks in each Division's portfolio will be reinvested on the day the dividend is received in additional shares of the stock that paid the dividend.

Upon the receipt of a withdrawal request, approximately equal dollar amounts of shares of each of the ten stocks will be sold, such that the total dollar amount sold equals the amount of the withdrawal.

This investment strategy is based on three time-tested investment principles:
(1) time in the market is more important than timing the market; (2) the stocks to buy are the ones everyone else is selling; and (3) dividends can be an important part of total return. Investment in a number of companies with high dividends relative to their stock prices is designed to increase a Division's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and dividends have accounted for a substantial portion of the total return on stocks of the DJIA as a group. Each Division's return will consist of a combination of capital appreciation and current dividend income. There can be no assurance that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price as well.

To the extent any of the ten highest yielding stocks qualifying for a Division are reasonably believed to receive 15% or more of their revenues from securities-related activities, the Division will allocate a maximum of 5% of its assets to each of those stocks, and will allocate the remainder of its assets among the remaining stocks not so limited. Separate Account Ten has applied to the SEC for exemptive relief from this limitation, but there is no assurance as to when or if it will be granted.

The Divisions follow a buy and hold investment strategy in contrast to the frequent portfolio changes of a fund based on economic, financial and market analyses. In this regard, adverse developments concerning a stock including the adverse financial condition of the issuer, a failure to maintain a current dividend rate, the institution of legal proceedings against the issuer, a default under certain documents materially and adversely affecting the future declaration of dividends, or a decline in the price or the occurrence of other market or credit factors (including a public tender offer or a merger or acquisition transaction) that might otherwise make retention of the stock detrimental to the interest of investors, will generally not cause the Divisions to dispose of a stock or cease buying it.

The DJIA consists of 30 common stocks chosen by the editors of THE WALL STREET JOURNAL as representative of the New York Stock Exchange and of American industry. The companies are highly capitalized in their industries and their stocks are widely followed and held by individual and institutional investors. Companies with an asterisk were the ten highest yielding stocks in the DJIA as of the market close on June 30, 1998. The ten highest yielding stocks in the DJIA are commonly known as the "Dogs of the Dow:"

     Allied Signal                           Procter & Gamble
     J.P. Morgan*                            American Express
     Minnesota Mining & Manufacturing*       International Paper*
     DuPont                                  Philip Morris*
     Eastman Kodak*                          United Technologies
     Goodyear                                Sears Roebuck
     Johnson & Johnson                       Exxon*
     IBM                                     Hewlett-Packard
     General Electric                        Coca-Cola
     General Motors*                         Union Carbide
     McDonald's                              Walt Disney
     Chevron*                                AT&T*
     Caterpillar*                            Travelers
     Boeing                                  Walmart
     Merck                                   Aluminum Co. of America

The designations "Dow Jones-Registered Trademark-," "Dow Jones Industrial Average-SM-" and "DJIA-SM-" are the property of Dow Jones & Company, Inc. (DOW JONES). Dow Jones is not affiliated with Integrity, has not participated in any way in the creation of the Divisions or in the selection of stocks included in the Divisions and has not reviewed or approved any information included in this prospectus. The Divisions are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones has no relationship whatsoever to the Divisions. The Dow Jones Industrial Average-SM- is determined, composed and calculated by Dow Jones without regard to the Divisions. Dow Jones is not responsible for and does not participate in the determination of the timing of, prices at, or quantities of the Divisions' shares to be issued or in the determination or calculation of the equation by which the Divisions' shares are to be redeemed. Dow Jones has no obligation or liability whatsoever in connection with the administration or marketing of the Divisions.

INVESTMENT OBJECTIVE AND POLICIES

The Divisions seek total return by acquiring the ten highest dividend yielding common stocks in the DJIA. "Highest yielding stocks" means the yield for each stock calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that stock and dividing the result by the market value of that stock as of the close of the NYSE on the Business Day prior to the Investment Date. This yield is historical and there is no assurance that any dividends will be declared or paid in the future on the stocks in the Divisions. No leverage or borrowing is used (except that each Division may borrow up to 5% of its total assets for temporary or emergency purposes) nor does any Division's portfolio contain other kinds of securities to enhance yield.

The selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the selection process may cause a Division to own a stock that the sub-adviser does not recommend for purchase and, in fact, the sub-adviser may have sell recommendations on a number of the stocks at the time the stocks are selected for inclusion in a Division's portfolio. Various theories attempt to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time: (1) the issuer may be in financial difficulty or out of favor in the market because of weak earnings or performance or forecasts or negative publicity; (2) uncertainties relating to pending or threatened litigation or pending or proposed legislation or government regulation; (3) the stock may be a cyclical stock reacting to national and international economic developments; or (4) the market may be anticipating a reduction in or the elimination of the issuer's dividend. Some of the foregoing factors may be relevant to only a segment of an issuer's overall business yet the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.

PERFORMANCE INFORMATION

Performance data for the Divisions, including yield and total return of the Divisions, may appear in advertisements or sales literature. Performance data for any Division reflects only the performance of a hypothetical investment in the Division during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objective and policies of the Divisions and the market conditions during the given time period. It should not be considered as a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in a Division. Total return quotations reflect changes in share price, the automatic reinvestment by the Division of all distributions and the deduction of applicable contract charges and expenses. Total returns also may be shown that do not take into account the annual administrative charge applicable where the Account Value is less than $50,000 at the end of a contract year.

A CUMULATIVE TOTAL RETURN reflects a Division's performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Division's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a Division's returns, you should recognize that they are not the same as actual year-by-year results.

The Divisions may also advertise YIELD. These measures reflect the income generated by an investment in the Division over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses.

For a detailed description of the methods used to determine yield and total return for the Divisions, see the SAI.

At December 31, 1997, the Select Ten Plus Divisions had not commenced operations. However, the performance of the investment strategies for the Divisions relative to other investment strategies can be demonstrated using historical data.

The returns shown in the following tables reflect the historical performance of a hypothetical investment in the Ten Highest Yielding Stocks in the DJIA and the performance of the DJIA. They are not guarantees of future performance and should not be used as predictors of returns to be expected in connection with any Division. Stock prices (which will fluctuate in value) and dividends (which may be increased, reduced or eliminated) can affect the returns. The strategy has underperformed the DJIA certain years. Accordingly, there can be no assurance that any Division will outperform the DJIA over the life of the Division.

An investor in a Division would not necessarily realize as high a total return on an investment in the stocks upon which the hypothetical returns are based for the following reasons: the total return figures shown do not reflect insurance charges, brokerage commissions, Division expenses or taxes, and the Divisions are established at different times of the year. If the above-mentioned charges were reflected in the hypothetical returns, the returns would be lower than those presented here. See Section 6, "Deductions and Charges."


                            COMPARISON OF TOTAL RETURN (1)

                               TEN HIGHEST DIVIDEND
     YEAR                        YIELDING STOCKS (2)   DJIA
     ----                     -------------------      ----
     1973                          3.9%                (13.1)%
     1974                           (1.3)%             (23.1)%
     1975                          55.9%               44.4%
     1976                          34.8%               22.7%
     1977                           0.9%               (12.7)%
     1978                           (0.1)%              2.7%
     1979                          12.4%               10.5%
     1980                          27.2%               21.5%
     1981                           5.0%                (3.4)%
     1982                          23.6%               25.8%
     1983                          38.7%               25.7%
     1984                           7.6%                1.1%
     1985                          29.5%               32.8%
     1986                          32.1%               26.9%
     1987                           6.1%                6.0%
     1988                          22.9%               16.0%
     1989                          26.5%               31.7%
     1990                           (7.6)%              (0.4)%
     1991                          39.3%               23.9%
     1992                           7.9%                7.4%
     1993                          27.3%               16.8%
     1994                           4.1%                4.9%
     1995                          36.7%               36.4%
     1996                          27.9%               28.9%
     1997                          21.9%               24.9%
     Cumulative                   6,558%              2,042%

----------------------------------

(1) Total Return represents the sum of the percentage change in market value of each group of stocks between the first trading day of a period and the total dividends paid on each group of stocks during the period divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return does not take into consideration any commissions, expenses or taxes. Total Return does not take into consideration any reinvestment of dividend income. Over the twenty-five years listed above, the Ten Highest Dividend Yielding Stocks in the DJIA achieved an average annual total return of 18.3%. In addition, over this period, the strategy achieved a greater average annual total return than that of the DJIA, which was 13.0%. Although each Division seeks to achieve a better performance than the DJIA as a whole, there can be no assurance that a Division will achieve a better performance. Performance may also be compared to the performance on the same basis as the S&P 500 Composite Price Stock Index or performance data from publications such as Morningstar Publications, Inc. Source: BEATING THE DOW, by Michael O'Higgins with John Downes, published by Harper Perennial, 1992. Used with permission of the authors.


(2) The Ten Highest Dividend Yielding Stocks in the DJIA for any given year were selected by ranking the dividend yields for each of the stocks in the index, as of the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year) divided by that stock's market value on the first trading day on the NYSE in that year.


                            HOW THE STRATEGY HAS PERFORMED
                       [Graphic mountain chart to be presented]

                          Ten Highest Dividend
     YEAR                 YIELDING DJIA STOCKS     DJIA INDEX
     ----                 --------------------     ----------
     1973                      $  10,390           $   8,690
     1974                         10,255               6,683
     1975                         15,987               9,650
     1976                         21,551              11,840
     1977                         21,745              10,336
     1978                         21,723              10,616
     1979                         24,417              11,730
     1980                         31,058              14,252
     1981                         32,611              13,768
     1982                         40,308              17,320
     1983                         55,907              21,771
     1984                         60,155              22,010
     1985                         77,901              29,230
     1986                        102,908              37,092
     1987                        109,185              39,318
     1988                        134,188              45,609
     1989                        169,748              60,067
     1990                        156,848              59,827
     1991                        218,489              74,125
     1992                        235,749              79,610
     1993                        300,109              92,985
     1994                        312,413              97,541
     1995                        427,069             133,046
     1996                        546,221             171,496
     1997                        665,843             214,199


The chart above represents a hypothetical investment of $10,000 in the DJIA and the Ten Highest Dividend Yielding DJIA Stocks (but not the Divisions) from January 1, 1973 through December 31, 1997 and should not be considered indicative of future results. The chart assumes that all dividends during a year are reinvested at the end of that year and does not reflect insurance charges, commissions, expenses or taxes. The value of the ten highest dividend-yielding DJIA stocks would have been $414,656 if the following fees and expenses had been charged: annual insurance charges of 1.20%, management fees of .50%, insurance company administrative fees of .15% and other expenses of .35%. There can be no assurance that any of the Divisions will outperform the DJIA.

The calculations of total return assume the reinvestment of all dividends and capital gains distributions at the end of the year. Investors should not rely on the preceding financial information as an indication of the past or future performance of the Divisions.

STANDARDIZED PERFORMANCE DATA

From time to time, Integrity may advertise historical total returns for the Divisions. These figures will be calculated according to standardized methods prescribed by the SEC. They will be based on historical earnings and are not intended to indicate future performance.

The total return calculations for a Division do not reflect the effect of any premium taxes that may be applicable to a particular contract. To the extent that any or all of a premium tax is applicable to a particular contract, the total return of that contract will be reduced. For additional information regarding total returns calculated using the standard formats briefly summarized above, please refer to the SAI, a copy of which may be obtained from our Administrative Office upon request.

NON-STANDARDIZED PERFORMANCE DATA

Integrity may from time to time also advertise or disclose average annual total return or other performance data in non-standard formats for a Division. The non-standard performance data may make assumptions such as the amount invested in a Division, differences in time periods to be shown, or the effect of partial withdrawals or annuity payments and may also make other assumptions.

All non-standard performance data will be advertised only if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the SAI, a copy of which may be obtained from our Administrative Office upon request.

RISK FACTORS

An investment in a Division entails certain risks, including the risk that the value of your investment will decline if the financial condition of the issuers of the stocks becomes impaired or if the general condition of the stock market worsens and the risk that holders of common stocks have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital provided by debt securities. Common stocks in general may be especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Neither the investment adviser nor the sub-adviser can predict the direction or scope of any of these factors.

Each Division is non-diversified and will invest a larger portion of its assets in the securities of fewer issuers than diversified investment companies. As a result, an investment in a Division may be subject to greater fluctuations in value than an investment in a diversified investment company. In addition, a Division may be concentrated in one or more of types of issuers. Concentration may involve additional risk because of the decreased diversification of economic, financial and market risks. Moreover, changing approaches to regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Division's portfolio. Set forth below is a brief description of certain risks associated with stocks which may be held by the Divisions. Additional information is contained in the SAI.

Certain of the issuers of the stocks refine, market and transport oil and related petroleum products. The principal risks faced by these companies include the price and availability of oil, the level of demand for oil and petroleum products, refinery capacity and operating margins, the cost of financing required for exploration and expansion and increasing expenses necessary to comply with environmental and other energy related laws and regulations. Oil prices generally depend upon the available supply of crude oil and the willingness and ability of companies to adjust production levels. Declining U.S. crude oil production is likely to lead to increased dependence on foreign sources of oil and to uncertain supply for refiners and the risk of unpredictable supply disruptions. In addition, future scientific advances with new energy sources could have an adverse impact on the petroleum and natural gas industries.

INVESTMENT RESTRICTIONS

The Divisions are subject to investment restrictions that are described in the SAI. Those investment restrictions, the investment objective, and any investment policies identified as "fundamental" cannot be changed without a majority vote of the Owners. All other investment policies and practices described in this prospectus and in the SAI are not fundamental, and may be changed by the Board of Managers without Owner approval.

SECTION 5 -- MANAGEMENT OF SEPARATE ACCOUNT TEN

BOARD OF MANAGERS OF SEPARATE ACCOUNT TEN

The business and affairs of Separate Account Ten are managed under the direction of a Board of Managers, which currently consists of four (4) members. The Board of Managers has responsibility for the investment management related operations of Separate Account Ten and matters arising under the 1940 Act. The Board of Managers does not have responsibility for the payment of obligations under the contracts and administration of the contracts. These matters are Integrity's responsibility.

THE INVESTMENT ADVISER

Integrity Capital Advisors (formerly known as ARM Capital Advisors, Inc.) serves as the investment adviser to Separate Account Ten pursuant to an investment advisory agreement. Integrity Capital Advisors is a wholly owned subsidiary of ARM and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.

Integrity Capital Advisors has overall responsibility, subject to the supervision of the Board of Managers, for administering all operations of the Divisions and for monitoring and evaluating the management of the assets of the Divisions by the sub-adviser. Integrity Capital Advisors is also responsible for monitoring and evaluating the sub-adviser on a periodic basis and will consider its performance record with respect to the investment objective and policies of the Divisions.

As investment adviser, Integrity Capital Advisors provides the overall business management and administrative services necessary for each Division's operation. Integrity Capital Advisors furnishes or procures on behalf of the Divisions the services and information necessary to the proper conduct of the Divisions' business. Integrity Capital Advisors also acts as liaison among the various service providers to the Divisions, including the custodian, portfolio accounting personnel, sub-adviser, counsel and auditors. Integrity Capital Advisors is also responsible for ensuring that the Divisions operate in compliance with applicable legal requirements and for monitoring the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Divisions.

Integrity Capital Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of each Division's assets and the purchase and sale of securities for the Divisions in the event that at any time a sub-adviser is not engaged to manage the assets of the Divisions. In such event, Integrity Capital Advisors will be entitled to, in addition to its usual compensation for services as investment adviser, a fee that would otherwise be paid to the sub-adviser.

THE SUB-ADVISER

National Asset serves as the sub-adviser to the Divisions and in that capacity provides investment advisory services for the Divisions including security selection. Pursuant to the sub-advisory agreement, and subject to each Division's investment objective and policies, National Asset makes all determinations with respect to the investment of each Division's assets and the purchase and sale of securities and other investments.

National Asset is a Kentucky corporation with executive offices at National City Tower, Louisville, Kentucky 40202. Since its inception in 1979, National Asset has provided customized investment management services to corporations, governmental entities, foundations, endowments, and similar entities. As of December 31, 1997, National Asset managed approximately $8.5 billion in assets.

SECTION 6 -- DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

Integrity deducts from the unit value every calendar day an amount equal to an effective annual rate of 1.35% of the Account Value in the Divisions. This daily expense rate cannot be increased without your consent. Various portions of this total charge, as described below, pay for certain services to the Separate Account and the contracts.

A daily charge equal to an effective annual rate of .15% of the value of each Division is deducted for administrative expenses not covered by the annual administrative charge described below. The daily administrative charge, like the annual administrative charge, is designed to reimburse Integrity for expenses actually incurred.

A daily charge equal to an effective annual rate of 1.20% of the value of each Division is deducted for Integrity's assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. In this context, mortality risk refers to the cost of insuring the risk Integrity takes that annuitants, as a class of persons, will live longer than estimated and therefore require Integrity to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be modified, but the total effective annual risk charge of 1.20% of the value of the Divisions may not be increased on your contract.

Integrity may realize a gain from these daily charges to the extent they are not needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year prior to the your Retirement Date, Integrity charges an annual administrative charge of $30. This charge is deducted from your Account Value and will reduce the number of units credited to you. The annual administrative charge will be pro-rated based on the number of days that have elapsed in the contract year in the event of the Annuitant's retirement, death, or termination of a contract during a contract year.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

The separate account or administrative charges may be reduced or eliminated when contract sales are made to individuals or to a group of individuals in such a manner that results in savings of expenses. The entitlement to such a reduction will be based on:

     (1) the size and type of the group of individuals to whom the contract is offered; and/or

     (2)  the amount of expected contribution.

Any reduction or elimination of the separate account or administrative charges will not unlawfully discriminate against any person.

DIVISION CHARGES

The Divisions invest directly in securities and certain investment management fees and other expenses are deducted directly from the Divisions. See "Table of Annual Fees and Expenses" in Section 1, and Section 3, "Your Investment Options."

STATE PREMIUM TAX DEDUCTION

Integrity will not deduct state premium taxes from your contributions before applying the contributions to the Divisions, unless required to pay such taxes under applicable state law. If the Annuitant elects an annuity benefit, Integrity will deduct any applicable state premium taxes from the amount otherwise available for an annuity benefit. State premium taxes, if applicable, currently range up to 4%.

TAX RESERVE

We have the right to make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Divisions.

SECTION 7 -- TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, cannot be less than $1,000. Minimum initial contribution for residents of Pennsylvania and South Carolina is $3,000 after any withdrawals. We will accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in Section 9.

We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution made for you. Contributions may also be limited by various laws or prohibited by Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we will not measure them against the maximum limits set by law.

Contributions are applied to the next available Division and are used to pay annuity and death benefits. Each contribution is credited as of the date we have RECEIVED (as defined below) the contribution at our Administrative Office. Contributions to the Select Ten Plus Divisions are subject to special rules described in "Investment Strategy" in Section 4. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received not later than the second Business Day after they are delivered to our Administrative Office. A BUSINESS DAY is defined as any day that the New York Stock Exchange is open.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Section 6, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Charges against Separate Account Ten are reflected daily. Any amount allocated to a Division will go up or down in value depending on the investment experience of that Division. For contributions allocated to the Divisions, there are no guaranteed values.

YOUR PURCHASE OF UNITS IN SEPARATE ACCOUNT TEN

Allocations to the Divisions are used to purchase units. On any given day, the value you have in a Division is the unit value multiplied by the number of units credited to you in that Division. The units of each Division have different unit values.

The number of units purchased or redeemed (sold) in any Division is calculated by dividing the dollar amount of the transaction by the Division's unit value, calculated after the close of business that day. The number of units for a Division at any time is the number of units purchased less the number of units redeemed. The value of units of Separate Account Ten varies with the performance of the securities held by the Divisions. The unit values also change because of deductions and charges we make to Separate Account Ten. The number of units credited to you, however, will not vary because of changes in unit values. Units of a Division are purchased when you allocate new contributions or transfer prior contributions to that Division. Units are redeemed when you make withdrawals or transfer amounts from a Division. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge. Please note that special rules apply to the timing of allocations to the Select Ten Plus Divisions. See "Investment Strategy" in Section 4.

HOW WE DETERMINE UNIT VALUE

We determine unit values for each Division on the Valuation Date. The Valuation Date for purposes of determining unit values is 4 p.m. Eastern Time on each day the New York Stock Exchange is open for business.

We determine a net investment factor for each Division as follows:

  - First, we take the value of the assets in the Division at the end of the preceding period.

  - Next, we add any investment income and capital gains, realized or unrealized, credited to the assets during the current valuation period.

  - Then, we subtract any capital losses, realized or unrealized, charged against the assets during the current valuation period.

  -  Next, we subtract any amount charged against the Division for any taxes.

  - Then, we divide this amount by the value of the assets in the Division at the end of the preceding valuation period.

  - Then we subtract the daily charge for management and investment advice for each day in the valuation period and a daily charge for estimated operating expenses for each day in the valuation period.

  - Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is .00003721, which is an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

Generally, this means that we adjust unit values to reflect what happens to the Divisions, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

WITHDRAWALS

You may make an unlimited number of withdrawals from your contract as frequently as you wish. The minimum withdrawal permitted is $300. For residents of Pennsylvania and South Carolina a $3,000 minimum account balance is required to remain in your contract after any withdrawal. Most withdrawals made by you prior to age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Section 9, "Tax Aspects of the Contracts" for further information regarding various tax consequences associated with the contracts.

ASSIGNMENTS

You may not assign the contract as collateral or security for a loan, but an Owner whose contract is not related to a tax-favored program may otherwise assign the contract before the Annuitant's Retirement Date. An assignment of the contract as a gift may, however, have adverse tax consequences. See Section 9, "Tax Aspects of the Contracts." Integrity will not be bound by an assignment unless it is in writing, and we have received it at the Administrative Office.

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


DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We will pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. For contracts issued before the youngest Annuitant's 71st birthday, if the last Annuitant dies before annuity payments have started, the death benefit is the higher of:

     (a) the contract account value at the end of the business day on which we receive due proof of death; or
     (b) the total of all contributions, reduced on a pro rata basis for prior withdrawals.

The amount of the reduction in (b) above will be determined by dividing the amount of the withdrawal by the annuity account value on the transaction date and multiplying this percentage by the then current death benefit. For contracts issued on or after the youngest Annuitant's 71st birthday, if the last Annuitant dies before annuity payments have started, the death benefit is the contract account value at the end of the business day on which we receive due proof of death.

Death benefits (and benefit distributions required because of a separate Owner's death) can be paid in a lump sum or as an annuity. If no benefit option is selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The beneficiary of the death benefit under a contract is selected by the Owner. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If no Annuitant's beneficiary survives the Annuitant, then the death benefit is generally paid to the Annuitant's estate. No death benefit will be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

The maximum issue age for the Annuitant is 85 years old.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date selected by you. The Retirement Date can be changed by written notice to the Administrative Office any time prior to the Retirement Date. The Retirement Date may be no later than your 98th birthday or earlier, if required by law. The terms of the contracts applicable to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may take the form of a lump sum payment or an annuity. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied for the purchase of an annuity benefit will be the Account Value, except that the Cash Value will be the amount applied if the annuity benefit does not have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment.

ANNUITIES

Alternate forms of annuity benefits can provide for fixed or variable payments which may be made monthly, quarterly, semi-annually or annually. Variable payments will be funded through one or more Divisions. For any annuity, the minimum amount applied to the annuity must be $2,000 and the minimum initial payment must be at least $20.

If you have not already selected a form of annuity, we will send you, within six months prior to your Retirement Date, an appropriate notice form on which you may indicate the type of annuity you desire or confirm to us that the normal form of annuity, as defined below, is to be provided. However, if we do not receive a completed form from you on or before your Retirement Date, we will deem the Retirement Date to have been extended until we receive your written instructions at our Administrative Office. During such extension, the values under your contract in the various Divisions will remain invested in such Divisions and amounts remaining in Divisions will continue to be subject to the investment risks associated with the Divisions. However, your Retirement Date cannot be extended beyond your 98th birthday or earlier, if required by law. You will receive a lump sum benefit if you do not make an election by such date.

We currently offer the following types of annuities:

A PERIOD CERTAIN ANNUITY provides for fixed or variable payments, or both, to the Annuitant or the Annuitant's beneficiary (the PAYEE) for a fixed period. The amount is determined by the period selected. The Annuitant, or if the payee dies before the end of the period selected, the payee's beneficiary, may elect to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed or variable payments, or both, for at least the period selected and thereafter for the life of the payee or the payee and another annuitant under a joint and survivor annuity. You may not change or redeem the annuity once payments have begun. If the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The NORMAL FORM OF ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.

A LIFE INCOME ANNUITY provides fixed payments for the life of the payee or the payee and another annuitant under a joint and survivor annuity. Once a life income annuity is selected, the form of annuity cannot be changed or redeemed for a lump sum payment by the Annuitant or any payee.

ANNUITY PAYMENTS

Fixed annuity payments will not change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the payee's age (or payee and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If Integrity's current annuity rates then in effect would yield a larger payment, those current rates will apply instead of the tables.

Variable annuity payments are funded only in the Divisions through the purchase of annuity units. The Division or Divisions selected cannot be changed after annuity payments begin. The SAI provides further information concerning the determination of annuity payments. The number of units purchased is equal to the amount of the first annuity payment divided by the new annuity unit value for the valuation period which includes the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of annuity units stays the same for the annuity payment period but the new annuity unit value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Division or Divisions selected, after charges made against it. Annuity unit values assume a base rate of net investment return of 5%, except in states which require a lower rate in which case 3.5% will be used. The annuity unit value will rise or fall depending on whether the actual rate of net investment return is higher or lower than the assumed base rate. In the SAI, see "Determination of Annuity Unit Values."

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we will deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally make payments from the Divisions within seven days after receipt of the required form at our Administrative Office. Our action can be deferred, however, for any period during which (1) the New York Stock Exchange has been closed or trading on it is restricted; (2) sales of securities or determination of the fair value of Separate Account Ten assets is not reasonably practicable because of an emergency; or (3) the SEC, by order, permits Integrity to defer action in order to protect persons with interests in the Separate Account Ten.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you communicate in writing with our Administrative Office, use the address on the first page of this prospectus. Your request or instruction cannot be honored unless it is in proper and complete form. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

SECTION 8 - VOTING RIGHTS

HOW WE DETERMINE YOUR VOTING SHARES

Owners with accumulation value in the Divisions have certain voting rights. Each such owner will be given one vote for every $1.00 of accumulation value in a Division with fractional interests counted, unless a different allocation of voting rights is required under applicable law for an investment medium for variable annuity contracts.

HOW SEPARATE ACCOUNT TEN INTERESTS ARE VOTED

Separate Account Ten's rules do not require Separate Account Ten to hold annual meetings of owners of interests in Separate Account Ten, although special meetings may be called for Separate Account Ten for purposes such as electing or removing members of the Board of Managers, changing fundamental policies, or approving a contract for investment advisory services. When required, "the vote of a majority of the outstanding voting securities" of Separate Account Ten means the lesser of:

     (1) The holders of more than 50% of all votes entitled to be cast with respect to Separate Account Ten; or,

     (2) The holders of at least 67% of the votes which are present at a meeting of such persons or represented by proxy.

We will determine the number of votes you can instruct us to vote 60 days or less before Separate Account Ten's meeting.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Section 2) may require Owner approval. In that case, you will be entitled to a number of votes based on the value you have in the Division, as described above under "How We Determine Your Voting Shares." We will cast votes attributable to amounts we have in the Divisions in the same proportions as votes cast by Owners.

SECTION 9 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations and is not intended to be tax advice. It is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other tax laws. Because of the inherent complexity of such laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the qualified plan, any person contemplating the purchase of a contract, contemplating selection of annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING

THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

TAX STATUS OF INTEGRITY

Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since Separate Account Ten is not a separate entity from Integrity and its operations form a part of Integrity, it will not be taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized capital gains on the assets of Separate Account Ten are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, Separate Account Ten's investment income, including realized net capital gains, is not taxed to Integrity. Integrity reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

YOUR CONTRACT IS AN ANNUITY

Under the federal tax law, any individual can purchase an annuity with after-tax dollars and exclude any annuity earnings in taxable income until an actual distribution is taken from the annuity. Alternatively, the individual (or employer) may purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, the individual (or employer) may purchase the annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded in taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars, (NONQUALIFIED ANNUITY), and some of the special tax rules which apply to an annuity purchased to fund a tax-favored retirement program, (QUALIFIED ANNUITY). A qualified annuity may restrict your rights and benefits in order to qualify for its special treatment under the federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Code governs the taxation of annuities. In general, an Owner is not taxed on increases in value under a contract until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons cannot defer the taxation of current income credited to the contract unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or divorced spouse), any increase in its value will be taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.

Section 72 provides that the proceeds of a full or partial withdrawal from a contract prior to the date on which annuity payments begin are treated first as taxable income to the extent that the Account Value exceeds the "investment" or "basis" in the contract and then as non-taxable recovery of the investment or basis in the contract. Generally, the investment or basis in the contract equals the contributions made by or on your behalf, less any amounts previously withdrawn which were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 which were rolled over to the contract in a tax-free exchange.

Once annuity payments begin, the Annuitant recovers a portion of the investment tax-free from each payment. The non-taxable portion of each payment is based on the ratio of the Annuitant's investment to his or her expected return under the contract (exclusion ratio). The remainder of each payment will be ordinary income.

After you have recovered your total investment, future payments are fully included in income. If the Annuitant dies prior to recovering the total investment, a deduction for the remaining basis will generally be allowed on the Annuitant's final federal income tax return.

Withholding of federal income taxes on all distributions may be required unless the recipient who is eligible elects not to have any amounts withheld and properly notifies Integrity of that election.

The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, a tax penalty of 10% applies to the taxable portion of a distribution unless the distribution is: (1) on or after the date on which the taxpayer attains age 59-1/2; (2) as a result of the death of the Owner; (3) part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary; (4) attributable to the taxpayer becoming disabled within the meaning of Code
Section 72(m)(7); (5) from certain qualified plans (note, however, other penalties may apply); (6) under a qualified funding asset (as defined in Section 130(d) of the Code); (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service; (8) under an immediate annuity as defined in Code Section 72(u)(4); or (9) purchase of a first home (distribution up to $10,000, applicable to IRAs only).

However, the withdrawal provisions of your contract still apply. See "Withdrawals" in Section 7.

All annuity contracts issued by Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the remaining portion of such interest must be distributed at least as quickly as the method in effect on the date of the Owner's death; and (b) if any Owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years after the date of the Owner's death. To the extent such interest is payable to a beneficiary, however, such interest may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions commence within one year after the Owner's death. If the beneficiary is the spouse of the Owner, the contract (along with the deferred tax status) may be continued in the name of the spouse as the Owner.

DIVERSIFICATION STANDARDS

Each Division will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. The investment manager for the Divisions monitors the investments in order to comply with the regulations to assure that the contracts continue to be treated as annuities for federal income tax purposes.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (I.E., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

TAX-FAVORED RETIREMENT PROGRAMS

The contract is designed for use in connection with certain types of retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the participants in such qualified plans and to the contracts used in connection with such qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (Owners should always consult their tax advisors and retirement plan fiduciaries prior to exercising their loan privileges.) Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. THEREFORE, NO ATTEMPT IS MADE TO PROVIDE MORE THAN GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract which apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may commence. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract which apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(b) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms which apply to a TSA.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. If the plan is in existence on August 20, 1996, the employer need not establish a trust, custodial account, or annuity contract until January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company reserves the right to request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity does not administer such plans.

DISTRIBUTIONS UNDER TAX-FAVORED RETIREMENT PROGRAMS

Distributions from tax-favored plans are subject to certain restrictions. Prior to the enactment of the 1996 SBJPA, distributions of minimum amounts specified by the Code must have commenced by April 1 of the calendar year following the calendar year in which the participant reaches age 70-1/2. The SBJPA provides participants in qualified plans, with the exception of five-percent owners and Traditional IRA holders, to begin receiving distributions by April 1 of the calendar year following the later of either (i) the calendar year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Additional distribution rules apply after the participant's death. Failure to make mandatory distributions may result in the imposition of a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Distributions to a participant from all plans (other than 457 plans) in a calendar year that exceed a specific limit under the Code are generally subject to a 15% penalty tax (in addition to any ordinary income tax) on the excess portion of the distributions. However, the SBJPA of 1996 has suspended the excise tax on excess distributions. The provision relating to the excise tax on excess distributions is effective with respect to distributions received in 1997, 1998 and 1999.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70-1/2 for Roth IRAs.

Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408 or a Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

FEDERAL AND STATE INCOME TAX WITHHOLDING

When required, Integrity will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a contract unless the distributee notifies Integrity at or before the time of the distribution of an election not to have any amounts withheld. In certain circumstances, Integrity may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date) is 10%. The withholding rate applicable to eligible rollover distributions is 20% unless such distribution is paid directly to an eligible retirement plan.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON INTEGRITY

The contracts provide that Integrity may charge Separate Account Ten for taxes. Integrity can also set up reserves for taxes.

TRANSFERS FROM THE STA TO THE DIVISIONS

There is no tax liability for the transfer of your contributions from the STA to a Division.

SECTION 10 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program for systematic withdrawals that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. For residents of Pennsylvania, South Carolina and Washington State a $3,000 minimum account balance is required to remain in your Contract after any withdrawals. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one business day after our receipt of the form. You or we may terminate your participation in the program upon one day's prior written notice, and we may terminate or amend the systematic withdrawal program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended. WITHDRAWALS MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Section 9, "Tax Aspects of the Contracts."

INCOME PLUS WITHDRAWAL PROGRAM

We offer the Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy, from your contract prior to your reaching age 59-1/2. Income Plus Withdrawals are exempt from the 10% penalty tax, normally applicable to early distributions made prior to age 59-1/2, but remain subject to ordinary income tax. See "Taxation of Annuities Generally," in Section 9. Once distributions begin they should not be changed or stopped until the later of age 59-1/2 or five years from the date of the first distribution. If you change or stop the distribution or take an additional withdrawal, you may be liable for the 10% penalty tax that would have otherwise been due on all prior distributions made under the Income Plus Withdrawal Program and for any interest thereon.

The Income Plus Withdrawal Program may be elected at any time if you are below age 59-1/2. You can elect this option by submitting the proper election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. We will calculate the amount of the distribution under a method selected by you. The minimum Income Plus Withdrawal currently is $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.

To enroll under our Income Plus Withdrawal Program, you must deliver the appropriate administrative form to our Administrative Office. Withdrawals may begin not less than one Business Day after our receipt of the form. You or we may terminate your participation in the program upon seven Business Days prior written notice, and we may terminate or amend the Income Plus Program at any time. If on any withdrawal date you do not have sufficient values to make all of the withdrawals you have specified, no withdrawals will be made and your enrollment in the program will be ended. This program is not available in concert with the Short Term Account.

              STATEMENT OF ADDITIONAL INFORMATION            RULE 497(e)
                                                             FILE NOS. 333-46389
                 JULY 29, 1998                             811-08645

                                         FOR

                                   SELECT TEN PLUS

                          FLEXIBLE PREMIUM VARIABLE ANNUITY

                                      ISSUED BY

                           INTEGRITY LIFE INSURANCE COMPANY

                                         AND

                         FUNDED THROUGH SEPARATE ACCOUNT TEN


                                  TABLE OF CONTENTS
                                                                                 Page
Part 1 - Integrity and Custodian . . . . . . . . . . . . . . . . . . . . . . . . . .1
Part 2 - Distribution of the Contracts . . . . . . . . . . . . . . . . . . . . . . .3
Part 3 - Investment Restrictions and Policies of the Select Ten Plus Divisions . . .3
Part 4 - Management of Separate Account Ten. . . . . . . . . . . . . . . . . . . . .5
Part 5 - Portfolio Transactions and Brokerage. . . . . . . . . . . . . . . . . . . .7
Part 6 - Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . .8
Part 7 - Determination of Accumulation Unit Values . . . . . . . . . . . . . . . . 11
Part 8 - Determination of Annuity Unit Values. . . . . . . . . . . . . . . . . . . 11
Part 9 - Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . 12

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated July 29, 1998. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company (Integrity), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity is an Ohio stock life insurance company that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity, the depositor of Separate Account Ten, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. Integrity owns 100% of the stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency.

In June 1997, ARM completed an initial public offering (the "Offering") of
9.2 million shares of Class A common stock, par value of $.01 per share (the "New Class A Common Stock"), of which 5.75 million shares were sold by ARM and 3.45 million shares were sold by the Morgan Stanley Stockholders (as defined below). Concurrent with the closing of the Offering, ARM amended and restated its Certificate of Incorporation to effectuate a recapitalization such that (i) the common equity of ARM consists of New Class A Common Stock and Class B Non-Voting Common Stock, par value of $.01 per share (the "New Class B Common Stock" and, together with the New Class A Common Stock, the "New Common Stock"), (ii) authorized shares of the New Class A Common Stock and New Class B Common Stock were increased to 150 million shares and 50 million shares, respectively, (iii) each outstanding share of common stock of ARM was converted into one share of New Class A Common Stock, (iv) certain shares of the New Class A Common Stock owned by private equity funds sponsored by Morgan Stanley, Dean Witter & Co. (the successor to Morgan Stanley Group Inc. in its merger with Dean Witter, Discover & Co.) (the "Morgan Stanley" Stockholders) were converted into New Class B Common Stock such that, after giving effect to such conversion, but not giving effect to the Offering, the Morgan Stanley Stockholders owned, in the aggregate, 49% of the outstanding New Class A Common Stock, and (v) each share of New Common Stock was split into 706 shares of New Common Stock. Holders of New Class B Common Stock have no right to vote on matters submitted to a vote of stockholders, except in certain circumstances. Shares of the New Class B Common Stock have no preemptive or other subscription rights and are convertible into an equal number of shares of New Class A Common Stock (1) at the option of the holder thereof to the extent that, following such conversion, the Morgan Stanley Stockholders will not, in the aggregate, own more than 49% of the outstanding shares of New Class A Common Stock, and (2) automatically upon the transfer of such shares by any Morgan Stanley Stockholder to a person that is not a Morgan Stanley Stockholder or an affiliate of a Morgan Stanley Stockholder. The Morgan Stanley Stockholders owned approximately 91% of the outstanding shares of ARM's common stock prior to the Offering and approximately 53% following the Offering.

On April 22, 1998, ARM filed a registration statement with the SEC for a secondary offering of its Class A Common Stock (the "Secondary Offering"). The Morgan Stanley Stockholders and a syndicate of underwriters led by Morgan Stanley & Co. Incorporated proposed to sell up to 12.4 million shares. The Secondary Offering was completed on May 7, 1998, and all shares proposed to be sold were sold. Accordingly, the Secondary Offering resulted in the complete divestiture of the Morgan Stanley Stockholders, and ARM is now 100% publicly owned, trading on the New York Stock Exchange (NYSE). No person has the direct or indirect power to control ARM, except insofar as he or she may have such power by virtue of his or her capacity as a director or executive officer thereof; no individual beneficially owns more than 5% of the common shares.

Investors Fiduciary Trust Company is the custodian for the shares of stocks owned by Separate Account Ten. The shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A" (Good) from Standard & Poor's Corporation, "Baa1" from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, Integrity does not guarantee the investment performance of the portfolios, and these ratings do not reflect protection against investment risk.

Under prior management, Integrity was subject to a consent order in the State of Florida under which it was precluded from writing new business in Florida from May, 1992 to November, 1994. The consent order was entered into on May 6, 1992 as a result of noncompliance with certain investment restrictions under Florida law. Due to the substantial asset restructuring and capital infusions involved with Integrity's acquisition by ARM in November, 1993, Integrity came to be fully in compliance with the investment limitations of the State of Florida and a request for full relief from the consent order was granted by the Florida Department of Insurance on November 4, 1994.

PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities

Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.

We generally pay a maximum distribution allowance of up to 1.0% of initial contributions, plus up to 1.0% trail commission paid on Account Value each contract year after the first year. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the contracts.

PART 3 - INVESTMENT RESTRICTIONS AND POLICIES OF THE SELECT TEN PLUS DIVISIONS

INVESTMENT RESTRICTIONS

The investment objective of each Division is to seek total return. The Divisions' investment strategy, objective and policies are described in
Section 4 of the prospectus under the captions "Investment Strategy" and "Investment Objective and Policies." The following are the Divisions fundamental investment limitations which cannot be changed without shareholder approval.

Each Division :

1. May not borrow money, except that each Division may borrow up to 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

2. May not issue senior securities, except as permitted under the 1940 Act. May not act as an underwriter of another issuer's securities, except to the extent that the Divisions may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

3. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

4. May not make loans if, as a result, more than 33 1/3% of that Division's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Divisions from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the Divisions non-fundamental operating policies which may be changed by the Board of Managers of the Divisions without shareholder approval.

Each Division may not:

1. Sell securities short, unless the Division owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff.

2. Purchase securities on margin, except that each Division may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

Except for the fundamental investment limitations listed above and the Divisions investment objective, the other investment policies described in the prospectus and this SAI are not fundamental and may be changed with the approval of the Divisions Board of Managers. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Divisions assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Divisions assets will not constitute a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Divisions investment strategy, objective, policies and techniques that are described in Section 4 of the prospectus under the captions Investment Strategy, Investment Objective and Policies and Risk Factors.

LENDING OF PORTFOLIO SECURITIES. Each Division is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the investment adviser and sub-adviser deem qualified, but only when the borrower maintains with the Divisions custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although each Division is authorized to lend, the Divisions do not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the investment adviser and sub-adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Divisions will retain authority to terminate any loans at any time. The Divisions may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Divisions will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Divisions will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Divisions interest.

REPURCHASE AGREEMENTS. The Divisions may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Division buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The investment adviser and sub-adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Divisions ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the investment adviser reviews the creditworthiness of the banks and non-bank dealers with which any Division enters into repurchase agreements to evaluate those risks. The Divisions may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

PART 4 - MANAGEMENT OF SEPARATE ACCOUNT TEN

BOARD OF MANAGERS OF SEPARATE ACCOUNT TEN

The business and affairs of Separate Account Ten are managed under the direction of a Board of Managers, currently consisting of four (4) members (MANAGERS), according to a set of rules adopted by the Board of Managers called Rules and Regulations of Separate Account Ten. The Board of Managers has responsibility for the investment management related operations of Separate Account Ten and matters arising under the 1940 Act. The Board of Managers does not have responsibility for the payment of obligations under the contracts and administration of the contracts. These matters are Integritys responsibility. The day-to-day operations of Separate Account Ten are the responsibility of its officers. The names, addresses, and ages of the Managers and the officers of Separate Account Ten, together with information as to their principal business occupations during the past five years, are set forth below.

 Name, Age and Address   Other Business Activities in Past 5 Years
 ---------------------   -----------------------------------------

 John R. Lindholm (49)* Director of ARM since April 1998; President-Retail 515 West Market Street Business Division of ARM since January 1997;
 Louisville, KY 40202    President of Integrity since November 1993; President
                         of National Integrity since September 1997; he had been Executive Vice President- Chief Marketing
                         Officer of ARM Financial Group, Inc., since July
                         1993; Chief Marketing Officer of Analytical Risk
                         Management, L.P., since March 1992; Chief Marketing
                         Officer and a Managing Director of the ICH Capital
                         Management Group, ICH Corporation, Louisville,
                         Kentucky, June 1990 to February 1992; prior thereto,
                         Chief Marketing Officer and Managing Director of
                         Capital Holding Corporations Accumulation and
                         Investment Group. Director of the mutual funds in the State Bond Group of mutual funds, June 1995 to December 1996.

 John Katz (59)          Investment banker, since January 1991; Chairman and
 10 Hemlock Road         Chief Executive Officer, Sams Restaurant Group, Inc.
 Hartsdale, NY 10530     (a restaurant holding company), June 1991 to August
                         1992; Executive Vice President, Equitable Investment
                         Corporation (an indirect wholly owned subsidiary of The Equitable Life Assurance Society of the United
                         States, through which it owned and managed its investment operations), January 1989 to January 1991;
                         and Senior Vice President, Equitable Investment
                         Corporation, December 1985 to January 1989. Director of the mutual funds in the State Bond Group of mutual funds, June 1995 to December 1996.

 William B. Faulkner     President, William Faulkner and Associates, business
 (70)                    and institutional adviser, since 1986; Consultant to
 240 East Plato Blvd.    American Hoist & Derrick Company, construction
 St. Paul, Minnesota     equipment manufacturer, 1986 to 1989; prior thereto,
 55107                   Vice President and Assistant to the President,
                         American Hoist & Derrick Company. Director of the mutual funds in the State Bond Group of mutual funds, June 1984 to December 1996.

 Chris LaVictoire Mahai  Senior Vice President, Markets and Products Unit,
 (42)                    Star Tribune/Cowles Media Company, since August 1995;
 425 Portland Avenue     Vice President, Marketing Director, Star Tribune,
 Minneapolis, MN 55488   since September 1992; self-employed consultant,
                         marketing services, 1990 to 1992; prior thereto, Senior Vice President of Corporate Relations and marketing, First Bank System, Inc. Director of the funds in the State Bond Group of mutual funds, January 1992 to December 1996.



* Mr. Lindholm is an INTERESTED PERSON, as defined in the 1940 Act, by virtue of his position with ARM Financial Group, Inc.

THE INVESTMENT ADVISER

Integrity Capital Advisors serves as the investment adviser to Separate Account Ten pursuant to an investment advisory agreement. Integrity Capital Advisors is a wholly owned subsidiary of ARM and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.

Subject to the direction of the Board of Managers, Integrity Capital Advisors is responsible for providing all supervisory and management services reasonably necessary for the operation of Separate Account Ten other than those investment advisory services performed by the sub-adviser. These services include, but are not limited to, (i) coordinating all matters relating to the functions of the sub-adviser, custodian, accountants, attorneys, and other parties performing services or operational functions for Separate Account Ten, (ii) providing Separate Account Ten, at Integrity Capital Advisors expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of Separate Account Ten, (iii) making its officers and employees available to the Board of Managers and officers of Separate Account Ten for consultation and discussions regarding the supervision and administration of Separate Account Ten, (iv) maintaining or supervising the maintenance by the sub-adviser or third parties approved by Separate Account Ten of such books and records as may be required by applicable federal or state law, (v) preparing or supervising the preparation by third parties approved by Separate Account Ten of all federal, state and local tax returns and reports of Separate Account Ten required by applicable law, (vi) preparing, filing and arranging for the distribution of proxy materials and periodic reports to Owners as required by applicable law, (vii) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (viii) taking such other action with respect to Separate Account Ten as may be required by applicable law, including without limitation, the rules and regulations of the SEC and other regulatory agencies, and (ix) providing Separate Account Ten, at Integrity Capital Advisors expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the investment advisory agreement. Other responsibilities of Integrity Capital Advisors are described in the prospectus.

Integrity Capital Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Divisions assets and the purchase and sale of securities for the Divisions in the event that at any time a sub-adviser is not engaged to manage the assets of the Divisions. In such event, Integrity Capital Advisors will be entitled to, in addition to its usual compensation for services as investment adviser, a fee that would otherwise be paid to the sub-adviser. The Divisions pay Integrity Capital Advisors a monthly fee based on an annual rate of .50% of the Divisions average daily net assets. Integrity Capital Advisors will pay a portion of those fees to National Asset Management Corporation (NATIONAL ASSET) for its services under the sub-advisory agreement at an annual rate of . 10% of the Divisions average daily net assets up to $100 million and .05% of the Divisions average daily net assets in excess of $100 million. Integrity Capital Advisers has guaranteed a minimum sub-advisory fee of $25,000 to National Asset during the Divisions first year of operations.

Integrity Capital Advisors has agreed to reimburse the Divisions for operating expenses (excluding management fees) above an annual rate of .35% of average net assets for the Divisions. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention to do so during 1998.

THE SUB-ADVISER

National Asset serves as the sub-adviser to the Divisions and in that capacity provides investment advisory services for the Divisions including security selection. Subject to the supervision of the Board of Managers and Integrity Capital Advisors, National Asset will provide a continuous investment program for the Divisions and will determine the composition of its assets, including determinations with respect to the purchase, retention and sale of securities, cash and other investments contained in the Divisions portfolio. National Asset will also provide investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Divisions assets.
National Asset will receive a monthly fee for its services based on an annual rate of .10% of the Divisions average daily net assets up to $100 million and
 .05% of the Divisions average daily net assets in excess of $100 million. Integrity Capital Advisers has guaranteed a minimum sub-advisory fee of $25,000 to National Asset during the Divisions first year of operations.

PART 5 - PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment decisions for the Divisions are made by National Asset, subject to the supervision of the Board of Managers of Separate Account Ten and Integrity Capital Advisors. National Asset has investment advisory clients other than the Divisions. A particular security may be bought or sold by National Asset for certain clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, each days transactions in such security are, insofar as possible, allocated between such clients in a manner deemed fair and reasonable by National Asset. Although there is no specified formula for allocating such transactions, the various allocation methods used by National Asset, and the results of such allocations, are subject to the periodic review by Integrity Capital Advisors and the Board of Managers of Separate Account Ten.

National Asset places all orders for the purchase and sale of securities, options, and futures contracts for the Divisions through a substantial number of brokers and dealers. In executing transactions, National Asset will attempt to obtain the best execution for the Divisions taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firms risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of securities in transactions on U.S. stock exchanges for the Divisions, National Asset may pay higher commission rates than the lowest available when National Asset believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and National Asset may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, National Asset may receive research services for the Divisions from many broker-dealers with which National Asset places the Divisions portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to National Asset and its affiliates in advising its various clients (including the Divisions), although not all of these services are necessarily useful and of value in managing the Divisions. The sub-advisory fee paid by Integrity Capital Advisors to National Asset is not reduced because National Asset and its affiliates receive such services.

A permitted by Section 28(e) of the Securities Exchange Act of 1934, National Asset may cause the Divisions to pay a broker-dealer a disclosed commission for effecting a securities transaction for the Divisions in excess of the commission which another broker-dealer would have charged for effecting that transaction in recognition of the value of the "brokerage and research services" provided by the broker-dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody).

National Asset may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of National Asset where, in the judgment of National Asset, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the investment adviser or sub-adviser, or, if it is also a broker-dealer, the sub-adviser, may receive and retain compensation for effecting portfolio transactions for an account on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker that is not an "associated person" of the affiliated broker-dealer or sub-adviser, and if there is in effect a written contract between the sub-adviser and the account expressly permitting the affiliated broker-dealer or sub-adviser to receive and retain such compensation. The sub-advisory agreement provides that National Asset may retain compensation on transactions effected for the Divisions in accordance with the terms of these rules.

SEC rules further require that commissions paid to such an affiliated broker-dealer or sub-adviser by the account on exchange transactions not exceed "usual and customary brokerage commission." The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Board of Managers has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with National Asset and will review these procedures periodically.

PART 6 - PERFORMANCE INFORMATION

Each Division may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its units in advertisements or in other
information furnished to shareholders.   Performance information is computed
separately for each Division in accordance with the formulas described below.
At any time in the future, total return and yields may be higher or lower than in the past and there can be no assurance that any historical results will continue.
TOTAL RETURNS

Total returns reflect all aspects of a Division's return, including the automatic reinvestment by the Division of all distributions and the deduction of all applicable charges to the Division on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. Quotations also will assume a termination (surrender) at the end of the particular period. Total returns may be shown simultaneously that do not take into account the annual administrative charge.

Nonstandardized "total return" will be calculated in a similar manner and for the same time periods as the average annual total return and for three years except total return will assume an initial investment of $60,000. An assumed initial investment of $60,000 will be used because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. The amount of the hypothetical initial investment assumed affects performance because the annual administrative charge is a fixed per contract charge.

AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in the value of a hypothetical historical investment in the Division over certain periods, including 1, 5, and 10 years (up to the life of the Division), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Division's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of a Division during any portion of the period illustrated. Average annual returns are calculated pursuant to the
                          n
following formula: P(1+T) = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Division over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

The Divisions may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Division over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage.

PERFORMANCE COMPARISONS

Performance information for a Division may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Division may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Division may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of a Division published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE and USA TODAY.


The performance figures described above may also be used to compare the performance of a Division's units against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Divisions may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 381 industrial, 37 utility, 11 transportation and 71 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.


The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

For those Divisions which have not been investment divisions within Separate Account Ten for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance such Divisions would have achieved (reduced by the applicable charges) had they been investment divisions within Separate Account Ten for the period quoted.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for the Divisions. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Division; (ii) the historical fluctuation of the value of a single Division (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Division;
(iv) the historical performance of two or more market indices in relation to one another and/or one or more Divisions; (v) the historical performance of two or more market indices in comparison to a single Division or a group of Divisions;
(vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Divisions to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Division data sheets showing various information about one or more Divisions (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.

PART 7 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of a Division will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Divisions accumulation unit value is calculated separately. The accumulation unit value is computed by dividing the value of the securities held by the Division plus any cash or other assets, less its liabilities, by the number of outstanding units. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 8 - DETERMINATION OF ANNUITY UNIT VALUES

The annuity unit value was initially fixed at $1.00 for contracts with assumed base rates of net investment return of 5% or 3.5% a year. For each valuation period thereafter, it is the annuity value for the preceding valuation period multiplied by the adjusted net investment factor under the contracts. For each valuation period, the adjusted net investment factor is equal to the net investment factor reduced for each day in the valuation period by:

  * .00013366 for a contract with an assumed base rate of net investment return of 5% a year; or

  * .00009425 for a contract with an assumed base rate of net investment return of 3.5% a year.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after charges) is higher or lower than the assumed base rate.

All certificates have a 5% assumed base rate, except in states where that rate is not permitted. Annuity payments under contracts with an assumed base rate of 3.5% will at first be smaller than those under contracts with a 5% assumed base rate. Payments under the 3.5% contracts, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling, than those under 5% contracts.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Annuitant's retirement date. The first three monthly payments are the same. Each of the first three monthly payments will be based on the amount taken from the tables in the contract or on our current rates, whichever is more favorable to the participant. Where Integrity's current annuity rates are used, contributions in the current and five prior participation years will qualify for Integritys current individual annuity rates applicable to funds derived from sources outside Integrity. The balance of the proceeds will qualify for Integrity's current individual annuity rates for payment of proceeds.

The first three monthly payments depend on the assumed base rate of net investment return and the forms of annuity chosen (and any fixed period). If the annuity involves a life contingency, the risk class and the age of the annuitants will affect payments.

Payments after the first three months will vary according to the investment performance of the Division or Divisions selected. After that, each payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month before the due date of the payment. The number of annuity units credited equals the initial periodic payment divided by the annuity unit value for the valuation period that includes the due date of the first annuity payment. The average annuity unit value is the average of the annuity unit values for the valuation periods ending in that month. Each business day together with any non-business day or consecutive non-business day immediately preceding such business day will constitute a valuation period.

ILLUSTRATION OF CHANGES IN ANNUITY UNIT VALUES. To show how we determine variable annuity payments from month to month, assume that the contract value on a retirement date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the valuation period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under your contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1.00 in February, the annuity payment for April would be 345.71 times $1.00, or $345.71.

For period certain life annuities and life income annuities, the participant may not surrender or redeem once annuity payments commence. For period certain life annuities only, if the payee (or the payee and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to another named payee who may have the right to redeem the annuity and secure the present value of future guaranteed payments in a lump sum. The present value of future guaranteed payments for a period certain is based on the number of payments left, the assumed base rate of net return, the number of annuity units and the annuity unit value for the date Integrity receives a written request for lump sum payment of remaining values. Assets held in Separate Account Ten are at least equal to all statutory reserves required for such Separate Account.

PART 9 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of Separate Account Ten. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

No financial statements of Separate Account Ten are included because as of the date of this SAI, Separate Account Ten had not yet filed its financial statements for the semi-annual period ending June 30, 1998. Separate Account Ten commenced operations June 30, 1998.

The financial statements of Integrity should be distinguished from the financial statements of Separate Account Ten and should be considered only as they relate to the ability of Integrity to meet its obligations under the contracts. They should not be considered as relating to the investment performance of the assets held in Separate Account Ten.
                                          12